                                                                    Exhibit 99.1


                                MONTHLY STATEMENT
                  ---------------------------------------------
        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-1
                  ---------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on October 15, 2004,and with respect to the performance of the Trust during the month of September is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)      Information Regarding the Current Monthly Distribution for the Series
        2000-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

        (1)  The total amount distributed to Class A Certificateholders per
             $1,000 original certificate principal amount                           $6.241667

        (2)  The amount set forth in A(1) above distributed to Class A
             Certificateholders with respect to interest per $1,000 original
             certificate principal amount                                           $6.241667

        (3)  The amount set forth in A(1) above distributed to Class A
             Certificateholders with respect to principal per $1,000
             original certificate principal amount                                  $0.000000

        (4)  The total amount distributed to Class B Certificateholders per
             $1,000 original certificate principal amount                           $1.866667

        (5)  The amount set forth in A(4) above distributed to Class B
             Certificateholders with respect to interest per $1,000 original
             certificate principal amount                                           $1.866667

        (6)  The amount set forth in A(4) above distributed to Class B
             Certificateholders with respect to principal per $1,000
             original certificate principal amount                                  $0.000000

B) Information Regarding the Performance of the Trust

        (1)  Allocation of Receivables Collections to the Series 2000-1
             Certificates

             (a)   The aggregate amount of Finance Charge Receivables collected during the Monthly Period immediately preceding the
                   Distribution Date                                           $58,401,835.34

             (b)   The aggregate amount of Interchange collected and allocated to the Trust for the Monthly Period immediately preceding the
                   Distribution Date                                            $5,685,527.84

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       October 15, 2004 Distribution Date

                        ---------------------------------

             (c)   The aggregate amount of Principal Receivables collected
                   during the Monthly Period immediately preceding the
                   Distribution Date                                          $412,177,269.67

             (d)   The Floating Allocation Percentage with respect to the
                   Series 2000-1 Certificates for the Monthly Period
                   immediately preceding the Distribution Date                       6.094188%

             (e)   The Principal Allocation Percentage with respect to the
                   Series 2000-1 Certificates for the Monthly Period immediately
                   preceding the Distribution Date                                  10.969538%

             (f)   The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-1 Certificates for the Monthly
                   Period immediately preceding the Distribution Date           $3,905,604.37

             (g)   The Principal Receivables collected and allocated to the
                   Series 2000-1 Certificates for the Monthly Period
                   immediately preceding the Distribution Date                 $45,213,943.61

        (2)  Available Finance Charge Collections and Reallocated Principal
             Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date.

             (a)   The Finance Charge Receivables and Interchange collected and
                   allocated to the Series 2000-1 Certificates                  $3,905,604.37

             (b) Collection Account and Special Funding Account investment earnings allocated to the Series 2000-1 Certificates $0.00

             (c)   Principal Funding Account Investment Proceeds                  $289,281.87

             (d)   Class A Reserve Draw Amount                                  $1,167,107.02

             (e)   Class B Reserve Draw Amount                                          $0.00

             (f)   Additional Finance Charges from other Series allocated to the
                   Series 2000-1 Certificates                                     $443,994.38

             (g)   Payments, if any, on deposit as of the Determination Date
                   received from any Interest Rate Protection Agreements                $0.00

             (h)   Reallocated Class D Principal Collections                            $0.00

             (i)   Reallocated Collateral Principal Collections                         $0.00

             (j)   Reallocated Class B Principal Collections                            $0.00

             (k)   Total Available Finance Charge Collections and Reallocated
                   Principal Collections for Series 2000-1 (total of (a), (b),
                   (c), (d), (e), (f), (g), (h), (i) and
                   (j) above)                                                   $5,805,987.64

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       October 15, 2004 Distribution Date

                        ---------------------------------

        (3)  Available Principal Collections for Series 2000-1 for the
             Monthly Period immediately preceding the Distribution Date

             (a)   The Principal Receivables collected and allocated to the
                   Series 2000-1 Certificates                                  $45,213,943.61

             (b)   Shared Principal Collections from other Series allocated to
                   the Series 2000-1 Certificates                                  $50,739.66

             (c)   Additional amounts to be treated as Available Principal
                   Collections pursuant to the Series Supplement                $1,401,983.40

             (d)   Reallocated Class D Principal Collections                            $0.00

             (e)   Reallocated Collateral Principal Collections                         $0.00

             (f)   Reallocated Class B Principal Collections                            $0.00

             (g)   Available Principal Collections for Series 2000-1 (total of
                   (a), (b) and (c) minus (d), (e) and (f) above)              $46,666,666.67

        (4)  Delinquent Balances in the Trust

             The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

             (a)   31-60 days                                                     $93,280,477
             (b)   61-90 days                                                      60,858,194
             (c)   91 or more days                                                123,561,449
                                                                                 ------------
             (d)   Total Delinquencies                                           $277,700,120

        (5)  Defaulted Amount

             (a)   The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly Period immediately preceding
                   the Distribution Date                                       $28,719,188.53

             (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly Period
                   immediately preceding the Distribution Date                  $5,713,934.85

             (c)   The Defaulted Amount for the Monthly Period immediately
                   preceding the Distribution Date [Defaulted Receivables minus
                   Recoveries]                                                 $23,005,253.68

             (d)   The Defaulted Amount for the Monthly Period immediately
                   preceding the Distribution Date allocable to the Series
                   2000-1 Certificates (the "Series 2000-1 Defaulted Amount")   $1,401,983.40

             (e)   The Class A Defaulted Amount [Series 2000-1 Defaulted
                   Amount multiplied by the Class A Percentage]                   $897,269.38

             (f)   The Class B Defaulted Amount [Series 2000-1 Defaulted
                   Amount multiplied by the Class B Percentage]                   $227,121.31

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       October 15, 2004 Distribution Date

                        ---------------------------------

        (6)  Class A Charge-Offs

             (a)   The excess, if any, of the Class A Defaulted Amount over
                   the sum of (i) Available Finance Charge Collections
                   applied to such Class A Defaulted Amount, (ii)
                   Reallocated Principal Collections applied to such Class A
                   Defaulted Amount, (iii) the amount by which the Class D
                   Invested Amount has been reduced in respect of such Class
                   A Defaulted Amount, (iv) the amount by which the
                   Collateral Invested Amount has been reduced in respect of
                   such Class A Defaulted Amount and (v) the amount by which
                   the Class B Invested Amount has been reduced in respect
                   of such Class A Defaulted Amount (a "Class A Charge-Off")            $0.00

             (b)   The amount of the Class A Charge-Off set forth in item 6(a)
                   above, per $1,000 original certificate principal amount
                   (which will have the effect of reducing, pro rata, the amount
                   of each Class A Certificateholder's investment)                  $0.000000

             (c)   The total amount reimbursed on the Distribution Date in
                   respect of  Class A Charge-Offs for prior Distribution
                   Dates                                                                $0.00

             (d)   The amount set forth in item 6(c) above per $1,000
                   original certificate principal amount (which will have
                   the effect of increasing, pro rata, the amount of each
                   Class A Certificateholder's investment)                         $0.0000000

             (e)   The amount, if any, by which the outstanding principal
                   balance of the Class A Certificates exceeds the Class A
                   Invested Amount if any, as of the Distribution Date,
                   after giving effect to all deposits, withdrawals and
                   distributions on such Distribution Date                              $0.00

        (7)  Class B Charge-Offs

             (a) The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class B Defaulted Amount, (ii)
                   Reallocated Class D Principal Collections applied to such Class B Defaulted Amount, (iii) Reallocated
                   Collateral Principal Collections applied to such Class B
                   Defaulted Amount, (iv) the amount by which the Class D
                   Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of such Class B Defaulted Amount $0.00

             (b)   The amount by which the Class B Invested Amount has been
                   reduced on the Distribution Date in respect of
                   Reallocated Class B Principal Collections                            $0.00

             (c)   The amount by which the Class B Invested Amount has been
                   reduced on the Distribution Date in respect of item 6(a)
                   (together with item 7(a), "Class B Charge-Offs")                     $0.00

             (d)   The total amount by which the Class B Invested Amount has
                   been reduced on the Distribution Date as set forth in
                   items 7(a), (b) and (c)                                             $0.00

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       October 15, 2004 Distribution Date

                        ---------------------------------

             (e)   The amount set forth in item 7(d) above per $1,000
                   original certificate principal amount (which will have
                   the effect of reducing, pro rata, the amount of each
                   Class B Certificateholder's investment)                          $0.000000

             (f)   The total amount reimbursed on the Distribution Date in
                   respect of reductions in the Class B Invested Amount on
                   prior Distribution Dates                                             $0.00

             (g)   The amount set forth in item 7(f) above per $1,000
                   original certificate principal amount (which will have
                   the effect of increasing, pro rata, the amount of each
                   Class B Certificateholder's investment)                          $0.000000

             (h)   The amount, if any, by which the outstanding principal
                   balance of the Class B Certificates exceeds the Class B
                   Invested Amount if any, as of the Distribution Date,
                   after giving effect to all deposits, withdrawals and
                   distributions on such Distribution Date                              $0.00

        (8)  Reductions in the Collateral Interest

             (a)   The excess, if any, of the Collateral Defaulted Amount
                   over the sum of (i) Available Finance Charge Collections
                   applied to such Collateral Defaulted Amount, (ii)
                   Reallocated Class D Principal Collections applied to such
                   Collateral Defaulted Amount and (iii) the amount by which
                   the Class D Invested Amount has been reduced in respect
                   of such Collateral Defaulted Amount                                  $0.00

             (b)   The amount by which the Collateral Invested Amount has
                   been reduced on the Distribution Date in respect of
                   Reallocated Collateral Principal Collections                         $0.00

             (c)   The amount by which the Collateral Invested Amount has
                   been reduced on the Distribution Date in respect of items
                   6(a) and 7(a) above                                                  $0.00

             (d)   The total amount by which the Collateral Invested Amount
                   has been reduced on the Distribution Date as set forth in
                   items 8(a), (b) and (c)                                             $0.00

             (e)   The total amount reimbursed on the Distribution Date in
                   respect of reductions in the Collateral Invested Amount
                   on prior Distribution Dates                                          $0.00

             (f)   The amount, if any, by which the outstanding principal
                   balance of the Collateral Interest exceeds the Collateral
                   Invested Amount, if any, as of the Distribution Date,
                   after giving effect to all deposits, withdrawals and
                   distributions on the Distribution Date                               $0.00

        (9)  Reductions in the Class D Interest

             (a)   The excess, if any, of the Class D Defaulted Amount over
                   Available Finance Charge Collections applied to such
                   Class D Defaulted Amount                                             $0.00

             (b)   The amount by which the Class D Invested Amount has been
                   reduced on the Distribution Date in respect of
                   Reallocated Principal Collections                                    $0.00

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       October 15, 2004 Distribution Date

                        ---------------------------------

             (c)   The amount by which the Class D Invested Amount has been
                   reduced on the Distribution Date in respect of items
                   6(a), 7(a) and 8 (a) above                                           $0.00

             (d)   The total amount by which the Class D Invested Amount has
                   been reduced on the Distribution Date as set forth in
                   items 9(a), (b) and (c)                                             $0.00

             (e)   The total amount reimbursed on the Distribution Date in
                   respect of reductions in the Class D Invested Amount on
                   prior Distribution Dates                                             $0.00

             (f)   The amount, if any, by which the outstanding principal
                   balance of the Class D Interest exceeds the Class D
                   Invested Amount, if any, as of the Distribution Date,
                   after giving effect to all deposits, withdrawals and
                   distributions on the Distribution Date                               $0.00

        (10) Investor Monthly Servicing Fee

             (a)   The amount of the Series 2000-1 Monthly Servicing Fee
                   payable to the Servicer on the Distribution Date               $425,347.22

        (11) Class A Monthly Interest

             (a) Class A Monthly Interest payable on the Distribution Date      $2,621,500.00

        (12) Class B Monthly Interest

             (a) Class B Monthly Interest payable on the Distribution Date         $88,200.00

        (13) Principal Funding Account Amount

             (a)   The amount on deposit in the Principal Funding Account on
                   the Distribution Date, after giving effect to all deposits,
                   withdrawals and distributions on such Distribution Date    $280,000,000.02

             (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in May 2004 (The initial funding date for the Principal Funding
                   Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

        (14) Deficit Controlled Accumulation Amount

             The Deficit Controlled Accumulation Amount for the Distribution
             Date, after giving effect to all deposits, withdrawals and
             distributions on such Distribution Date                                    $0.00

        (15) Class A Reserve Account

             (a)   The amount on deposit in the Class A Reserve Account on the
                   Distribution Date, after giving effect to all deposits,
                   withdrawals and distributions on such Distribution Date and
                   the related Transfer Date                                    $2,100,000.00

             (b)   The Class A Required Reserve Account Amount                  $2,100,000.00

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       October 15, 2004 Distribution Date

                        ---------------------------------

        (16) Class B Reserve Account

             (a) The amount on deposit in the Class B Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and the related Transfer Date $118,125.00

             (b)   The Class B Required Reserve Account Amount                    $118,125.00

C)      Class A Invested Amount

        (1)  The Class A Initial Invested Amount                               $420,000,000.00

        (2)  The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on
             such Distribution Date                                            $420,000,000.00

        (3)  The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution
             Date, after giving effect to any adjustment in the Class A
             Invested Amount on such Distribution Date, to the Class A
             Initial Invested Amount). The amount of a Class A
             Certificateholder's pro rata share of the Class A Invested
             Amount can be determined by multiplying the original
             denomination of the Class A Certificateholder's Certificate by
             the Pool Factor                                                         1.000000

D)      Class B Invested Amount

        (1)  The Class B Initial Invested Amount                               $47,250,000.00

        (2)  The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on
             such Distribution  Date                                           $47,250,000.00

        (3)  The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution
             Date, after giving effect to any adjustment in the Class B
             Invested Amount on such Distribution Date, to the Class B
             Initial Invested Amount). The amount of a Class B
             Certificateholder's pro rata share of the Class B Invested
             Amount can be determined by multiplying the original
             denomination of the Class B Certificateholder's Certificate by
             the Pool Factor                                                         1.000000

E)      Collateral Invested Amount

        (1)  The Collateral Initial Invested Amount                            $42,000,000.00

        (2)  The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on
             such Distribution Date                                            $42,000,000.00

        (3)  The Collateral Invested Amount as a percentage of the Invested
             Amount on such Distribution Date                                           8.00%

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       October 15, 2004 Distribution Date

                        ---------------------------------

F)      Class D Invested Amount

        (1)  The Class D Initial Invested Amount                               $15,750,000.00

        (2)  The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on
             such Distribution Date                                            $15,750,000.00

        (3)  The Class D Invested Amount as a percentage of the Invested
             Amount on such Distribution Date                                           3.00%

G)      Receivables Balances

        (1)  The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately
             preceding Monthly Period                                          $4,743,495,580

        (2)  The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding
             Monthly Period                                                      $237,916,332

H)      Annualized Percentages

        (1)  The Gross Yield (Available Finance Charge Collections for the
             Series 2000-1 Certificates for the preceding Monthly Period
             (excluding payments received from Interest Rate Protection
             Agreements) divided by the Invested Amount of the Series 2000-1
             Certificates as of the last day of the next preceding Monthly
             Period, multiplied by 366 divided by number of days in the
             calendar month.)  Effective November 2002 monthly period.                 13.49%

        (2)  The Net Loss Rate (the Series 2000-1 Defaulted Amount for the
             preceding Monthly Period divided by the Invested Amount of the
             Series 2000-1 Certificates as of the last day of the next
             preceding Monthly Period, multiplied by 12)                                3.20%

        (3)  The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-1 Certificates for the preceding Monthly
             Period)                                                                   10.29%

        (4)  The Base Rate (Monthly Interest plus Monthly Servicing Fee
             (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
             Distribution Date, divided by the Invested Amount of the Series
             2000-1 Certificates as of the last day of the next preceding
             Monthly Period, multiplied by 12)                                          7.54%

        (5)  The Net Spread (the Portfolio Yield minus the Base Rate for the
             Series 2000-1 Certificates for the preceding Monthly Period)               2.75%

        (6)  The Monthly Payment Rate (Collections of Principal Receivables
             and Finance Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the
             next preceding Monthly Period)                                             9.50%

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       October 15, 2004 Distribution Date

                        ---------------------------------

I)   Series 2000-1 Information for the Last Three Distribution Dates

        1)   Gross Yield

             a)   10/15/04              13.49%
             b)   09/15/04              13.73%
             c)   08/16/04              13.53%

        2)   Net Loss Rate

             a)   10/15/04              3.20%
             b)   09/15/04              4.46%
             c)   08/16/04              4.58%

        3)   Net Spread (Portfolio Yield Minus Base Rate)

             a)   10/15/04              2.75%
             b)   09/15/04              1.58%
             c)   08/16/04              1.10%

             Three Month Average        1.81%


        4)   Monthly Payment Rate

             a)   10/15/04              9.50%
             b)   09/15/04              10.56%
             c)   08/16/04              9.76%



                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                  By: _________________________________
                                  Name:     Patricia Garvey
                                  Title:    Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-2
                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on October 15, 2004 and with respect to the performance of the Trust during the month of September is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)   Information Regarding the Current Monthly Distribution for the Series
     2000-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

     (1)    The total amount distributed to Class A Certificateholders per
            $1,000 original certificate principal amount                            $1.608333

     (2)    The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                            $1.608333

     (3)    The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                            $0.000000

     (4)    The total amount distributed to Class B Certificateholders per
            $1,000 original certificate principal amount                            $1.891667

     (5)    The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                            $1.891667

     (6)    The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                            $0.000000

B)   Information Regarding the Performance of the Trust

     (1)    Allocation of Receivables Collections to the Series 2000-2
            Certificates

            (a)   The aggregate amount of Finance Charge Receivables
                  collected during the Monthly Period immediately preceding
                  the Distribution Date                                        $58,401,835.34

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       October 15, 2004 Distribution Date

                     --------------------------------------

            (b)   The aggregate amount of Interchange collected and
                  allocated to the Trust for the Monthly Period immediately
                  preceding the Distribution Date                               $5,685,527.84

            (c)   The aggregate amount of Principal Receivables collected
                  during the Monthly Period immediately preceding the
                  Distribution Date                                           $412,177,269.67

            (d)   The Floating Allocation Percentage with respect to the
                  Series 2000-2 Certificates for the Monthly Period
                  immediately preceding the Distribution Date                      11.238888%

            (e)   The Principal Allocation Percentage with respect to the
                  Series 2000-2 Certificates for the Monthly Period
                  immediately preceding the Distribution Date                      12.093655%

            (f)   The Finance Charge Receivables and Interchange collected
                  and allocated to the Series 2000-2 Certificates for the
                  Monthly Period immediately preceding the Distribution Date    $7,202,706.66

            (g)   The Principal Receivables collected and allocated to the
                  Series 2000-2 Certificates for the Monthly Period
                  immediately preceding the Distribution Date                  $49,847,296.31

     (2)    Available Finance Charge Collections and Reallocated Principal
            Collections for Series 2000-2 for the Monthly Period immediately preceding the Distribution Date.

            (a)   The Finance Charge Receivables and Interchange collected
                  and allocated to the Series 2000-2 Certificates               $7,202,706.66

            (b)   Collection Account and Special Funding Account investment
                  earnings allocated to the Series 2000-2 Certificates                  $0.00

            (c)   Principal Funding Account Investment Proceeds                    $44,650.04

            (d)   Class A Reserve Draw Amount                                           $0.00

            (e)   Class B Reserve Draw Amount                                           $0.00

            (f)   Additional Finance Charges from other Series allocated to
                  the Series 2000-2 Certificates                                        $0.00

            (g)   Payments, if any, on deposit as of the Determination Date
                  received from any Interest Rate Protection Agreements                 $0.00

            (h)   Reallocated Class D Principal Collections                             $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       October 15, 2004 Distribution Date

                     --------------------------------------

            (i)   Reallocated Collateral Principal Collections                          $0.00

            (j)   Reallocated Class B Principal Collections                             $0.00

            (k)   Total Available Finance Charge Collections and Reallocated
                  Principal Collections for Series 2000-2 (total of (a),
                  (b), (c), (d), (e), (f), (g), (h), (i) and (j) above)         $7,247,356.70

     (3)    Available Principal Collections for Series 2000-2 for the Monthly
            Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and allocated to the
                  Series 2000-2 Certificates                                   $49,847,296.31

            (b)   Shared Principal Collections from other Series allocated to
                  the Series 2000-2 Certificates                                        $0.00

            (c)   Additional amounts to be treated as Available Principal
                  Collections pursuant to the Series Supplement                 $2,585,534.58

            (d)   Reallocated Class D Principal Collections                             $0.00

            (e)   Reallocated Collateral Principal Collections                          $0.00

            (f)   Reallocated Class B Principal Collections                             $0.00

            (g)   Available Principal Collections for Series 2000-2 (total
                  of (a), (b) and (c) minus (d), (e) and (f) above)            $52,432,830.89

     (4)    Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)   31-60 days                                                      $93,280,477
            (b)   61-90 days                                                       60,858,194
            (c)   91 or more days                                                 123,561,449
                                                                                 ------------
            (d)   Total Delinquencies                                            $277,700,120

     (5)    Defaulted Amount

            (a)   The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly Period immediately preceding
                  the Distribution Date                                        $28,719,188.53

            (b)   The aggregate Amount of Recoveries of Defaulted
                  Receivables processed during the Monthly Period
                  immediately preceding the Distribution Date                   $5,713,934.85

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       October 15, 2004 Distribution Date

                     --------------------------------------

            (c)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date [Defaulted Receivables
                  minus Recoveries]                                            $23,005,253.68

            (d)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date allocable to the Series
                  2000-2 Certificates (the "Series 2000-2 Defaulted Amount")    $2,585,534.58

            (e)   The Class A Defaulted Amount [Series 2000-2 Defaulted
                  Amount multiplied by the Class A Percentage]                  $1,966,418.71

            (f) The Class B Defaulted Amount [Series 2000-2 Defaulted
                  Amount multiplied by the Class B Percentage]                    $285,043.25

     (6)    Class A Charge-Offs

            (a)   The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated Principal
                  Collections applied to such Class A Defaulted Amount, (iii)
                  the amount by which the Class D invested Amount has been
                  reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount and (v)
                  the amount by which the Class B Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount (a"Class A
                  Charge-Off")                                                          $0.00

            (b)   The amount of the Class A Charge-Off set forth in item
                  6(a) above, per $1,000 original certificate principal
                  amount (which will have the effect of reducing, pro rata,
                  the amount of each Class A Certificateholder's investment)        $0.000000

            (c)   The total amount reimbursed on the Distribution Date in
                  respect of  Class A Charge-Offs for prior Distribution
                  Dates                                                                 $0.00

            (d)   The amount set forth in item 6(c) above per $1,000
                  original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                  Certificateholder's investment)                                   $0.000000

            (e)   The amount, if any, by which the outstanding principal
                  balance of the Class A Certificates exceeds the Class A
                  Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and
                  distributions on such Distribution Date                               $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       October 15, 2004 Distribution Date

                     --------------------------------------

     (7)    Class B Charge-Offs

            (a)   The excess, if any, of the Class B Defaulted Amount over
                  the sum of (i) Available Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such Class B Defaulted
                  Amount, (iii) Reallocated Collateral Principal Collections
                  applied to such Class B Defaulted Amount, (iv) the amount
                  by which the Class D Invested Amount has been reduced in
                  respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in
                  respect of such Class B Defaulted Amount                              $0.00

            (b)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Class B Principal Collections                                         $0.00

            (c)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of item 6(a)
                  (together with item 7(a), "Class B Charge-Offs")                      $0.00

            (d)   The total amount by which the Class B Invested Amount has
                  been reduced on the Distribution Date as set forth in items
                  7(a), (b) and (c)                                                     $0.00

            (e)   The amount set forth in item 7(d) above per $1,000
                  original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                   $0.000000

            (f)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class B Invested Amount on
                  prior Distribution Dates                                              $0.00

            (g)   The amount set forth in item 7(f) above per $1,000
                  original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                   $0.000000

            (h)   The amount, if any, by which the outstanding principal
                  balance of the Class B Certificates exceeds the Class B
                  Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and
                  distributions on such Distribution Date                               $0.00

     (8)    Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Collateral Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such Collateral Defaulted
                  Amount and (iii) the amount by which the Class D Invested
                  Amount has been reduced in respect of such Collateral
                  Defaulted Amount                                                      $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       October 15, 2004 Distribution Date

                     --------------------------------------

            (b)   The amount by which the Collateral Invested Amount has
                  been reduced on the Distribution Date in respect of
                  Reallocated Collateral Principal Collections                          $0.00

            (c)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of items 6(a)
                  and 7(a) above                                                        $0.00

            (d)   The total amount by which the Collateral Invested Amount
                  has been reduced on the Distribution Date as set forth in
                  items 8(a), (b) and (c)                                               $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Collateral Invested Amount on
                  prior Distribution Dates                                              $0.00

            (f)   The amount, if any, by which the outstanding principal
                  balance of the Collateral Interest exceeds the Collateral
                  Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and
                  distributions on the Distribution Date                                $0.00

     (9)    Reductions in the Class D Interest

            (a)   The excess, if any, of the Class D Defaulted Amount over
                  Available Finance Charge Collections applied to such Class
                  D Defaulted Amount                                                    $0.00

            (b)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Principal Collections                                                 $0.00

            (c)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of items 6(a),
                  7(a) and 8(a) above                                                   $0.00

            (d)   The total amount by which the Class D Invested Amount has
                  been reduced on the Distribution Date as set forth in items
                  9(a), (b) and (c)                                                     $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class D Invested Amount on
                  prior Distribution Dates                                              $0.00

            (f)   The amount, if any, by which the outstanding principal
                  balance of the Class D Interest exceeds the Class D
                  Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and
                  distributions on the Distribution Date                                $0.00

     (10)   Investor Monthly Servicing Fee

            (a)   The amount of the Series 2000-2 Monthly Servicing Fee
                  payable to the Servicer on the Distribution Date                $784,424.38

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       October 15, 2004 Distribution Date

                     --------------------------------------

     (11)   Class A Monthly Interest

                (a) Class A Monthly Interest payable on the Distribution Date     $723,750.00

     (12)   Class B Monthly Interest

                (a) Class B Monthly Interest payable on the Distribution Date     $112,175.83

     (13)   Principal Funding Account Amount

            (a)   The amount on deposit in the Principal Funding Account on
                  the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such
                  Distribution Date                                            $81,818,000.00

            (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal
                  Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)


     (14)   Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such
                  Distribution Date                                                     $0.00

     (15)   Class A Reserve Account

            (a)   The amount on deposit in the Class A Reserve Account on
                  the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such
                  Distribution Date and the related Transfer Date               $2,250,000.00

            (b)   The Class A Required Reserve Account Amount                   $2,250,000.00

     (16)   Class B Reserve Account

            (a)   The amount on deposit in the Class B Reserve Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date and
                  the related Transfer Date                                             $0.00

            (b)   The Class B Required Reserve Account
                  Amount                                                                $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       October 15, 2004 Distribution Date

                     --------------------------------------

C)   Class A Invested Amount

     (1)    The Class A Initial Invested Amount                               $450,000,000.00

     (2)    The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on
            such Distribution Date                                            $450,000,000.00

     (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution
            Date, after giving effect to any adjustment in the Class A
            Invested Amount on such Distribution Date, to the Class A Initial
            Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A
            Certificateholder's Certificate by the Pool Factor                       1.000000

D)   Class B Invested Amount

     (1)    The Class B Initial Invested Amount                                 $59,300,000.00

     (2)    The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on
            such Distribution  Date                                             $59,300,000.00

     (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount).
            The amount of a Class B Certificateholder's pro rata share of the
            Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate
            by the Pool Factor.                                                      1.000000

E)   Collateral Invested Amount

     (1)    The Collateral Initial Invested Amount                             $49,200,000.00

     (2)    The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on
            such Distribution Date                                             $49,200,000.00

     (3)    The Collateral Invested Amount as a percentage of the Invested
            Amount on such Distribution Date                                            8.50%

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       October 15, 2004 Distribution Date

                     --------------------------------------

F)   Class D Invested Amount

     (1)    The Class D Initial Invested Amount                                $20,300,000.00

     (2)    The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on
            such Distribution Date                                             $20,300,000.00

     (3)    The Class D Invested Amount as a percentage of the Invested
            Amount on such Distribution Date                                            3.51%

G)   Receivables Balances

     (1)    The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                     $4,743,495,580

     (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately
            preceding Monthly Period                                             $237,916,332

H)   Annualized Percentages

     (1)    The Gross Yield (Available Finance Charge Collections for the
            Series 2000-2 Certificates for the preceding Monthly Period
            (excluding payments received from Interest Rate Protection
            Agreements) divided by the Invested Amount of the Series 2000-2
            Certificates as of the last day of the next preceding Monthly
            Period, multiplied by 366 divided by the number of days in the
            calendar month)  Effective November 2002 monthly period.                   15.28%

     (2)    The Net Loss Rate (the Series 2000-2 Defaulted Amount for the
            preceding Monthly Period divided by the Invested Amount of the
            Series 2000-2 Certificates as of the last day of the next
            preceding Monthly Period, multiplied by 12)                                 5.36%

     (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for
            the Series 2000-2 Certificates for the preceding Monthly Period)            9.92%

     (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding
            Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-2 Certificates as
            of the last day of the next preceding Monthly multiplied by 12)             4.27%

     (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the
            Series 2000-2 Certificates for the preceding Monthly Period)                5.65%

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       October 15, 2004 Distribution Date

                     --------------------------------------

     (6)    The Monthly Payment Rate (Collections of Principal Receivables
            and Finance Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the next
            preceding Monthly Period)                                                   9.50%


I)   Series 2000-2 Information for the Last Three Distribution Dates

     1) Gross Yield

            a)    10/15/04                        15.28%
            b)    09/15/04                        17.85%
            c)    08/16/04                        16.11%

     2) Net Loss Rate

            a)    10/15/04                        5.36%
            b)    09/15/04                        6.93%
            c)    08/16/04                        6.25%

     3)     Net Spread (Portfolio Yield Minus Base Rate)

            a)    10/15/04                        5.65%
            b)    09/15/04                        6.65%
            c)    08/16/04                        5.69%

            Three Month Average                   6.00%

     4)     Monthly Payment Rate

            a)    10/15/04                        9.50%
            b)    09/15/04                        10.56%
            c)    08/16/04                        9.76%


                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                      By: _____________________________
                                      Name:       Patricia Garvey
                                      Title:      Vice President